UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 28, 2022
Date of Report (date of earliest event reported)

POLARIS INC.
(Exact name of registrant as specified in its charter)

Minnesota			1-11411	41-1790959
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55	Medina	Minnesota		55340
(Address of Principal Executive Offices)				(Zip Code)
(763) 542-0500
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Polaris Inc. (the “Company”) was held on April 28, 2022. Proxies for matters to be voted upon at the Annual Meeting were solicited pursuant to Regulation 14 under the Securities Exchange Act of 1934, as amended. Three proposals were voted upon at the Annual Meeting. The proposals are described in detail in the Company’s Proxy Statement. Of the 59,476,826 shares of common stock outstanding on the record date of March 7, 53,857,450 shares were voted at the Annual Meeting. The final voting results and the votes used to determine the results for each proposal under the applicable voting standard (as disclosed in the Company's Proxy Statement, including the treatment and effect of abstentions and broker non-votes) are set forth below.

1.The following nominees were elected as Class I members of the Board of Directors of the Company for three-year terms ending in 2025:

Name	For	Against	Abstain	Broker Non-Votes	% Voted For
Bernd F. Kessler	44,477,657	2,086,713	391,160	6,901,920	95.52%
Lawrence D. Kingsley	45,514,660	1,176,998	263,872	6,901,920	97.48%
Gwynne E. Shotwell	46,146,589	389,073	419,868	6,901,920	99.16%

The terms of the following directors continued after the Annual Meeting: George W. Bilicic, Kevin M. Farr, Gary E. Hendrickson, Gwenne A. Henricks, Darryl R. Jackson, Michael T. Speetzen, and John P. Wiehoff.

2.    The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2022 was ratified:

For	Against	Abstain	Broker Non-Votes	% Voted For
53,065,576	653,892	137,982	0	98.53%

3.    The compensation of the Company’s named executive officers was approved in a non-binding advisory vote:

For	Against	Abstain	Broker Non-Votes	% Voted For
43,270,222	3,259,111	426,197	6,901,920	93.00%

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	May 3, 2022
POLARIS INC.

/s/ Lucy Clark Dougherty
Lucy Clark Dougherty
Senior Vice President—General Counsel and Secretary